UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2007

SBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4000 Executive Parkway, Suite 200 San Ramon, CA		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 355-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to Agreement and Plan of Merger and Reorganization

On May 18, 2007, SBE, Inc., a Delaware corporation, Cold Winter Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of SBE, and Neonode Inc., a Delaware corporation, entered into Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, referred to in this report as the amendment. The amendment, which amends the Agreement and Plan of Merger and Reorganization, referred to as the merger agreement, entered into among the parties on January 19, 2007: (i) extends the date on which the parties may terminate the merger agreement if closing hasn’t occurred from May 31, 2007 to September 30, 2007; (ii) specifies that upon closing of the merger, each outstanding share of Neonode common stock will be converted into the right to receive 3.5319 shares of SBE common stock, subject to adjustment for stock splits, combinations, reclassifications, reorganizations or similar corporate transactions; (iii) allows for the issuance by SBE and Neonode of certain securities prior to the closing, including securities to be issued in connection with the loan of $1,000,000 from SBE to Neonode; and (iv) provides for the update of certain of the representations and warranties and the respective disclosure schedules of the parties.

The foregoing is a summary description of the terms and conditions of the amendment and by its nature is incomplete. It is qualified in its entirety by the text of the amendment, a copy of which is filed as exhibit 2.1 to this report.

Note Purchase Agreement

On May 18, 2007, SBE entered into a Note Purchase Agreement with Neonode pursuant to which it agreed to loan $1,000,000 to Neonode for working capital purposes, referred to in this report as the loan. The loan is evidenced by a Senior Secured Note, referred to in this report as the note, that is repayable on September 30, 2007, bears an interest rate of 6% per annum and is secured by all of Neonode’s stock in Neonode AB, its operating subsidiary, and a pledge of the shares of the three principal Neonode stockholders. In the event that the merger is consummated pursuant to the terms of the merger agreement, as amended, the note and all accrued interest thereon will automatically be cancelled without further obligation on the part of Neonode. The obligations under the note are subject to the Security Agreement, the Stockholder Pledge Agreement and the Intercreditor Agreement, as amended, entered into on February 28, 2006 among Neonode and certain other investors in connection with a loan by those investors to Neonode of an aggregate of $10,000,000.

The foregoing is a summary description of the terms and conditions of the loan and by its nature is incomplete. It is qualified in its entirety by the text of the Note Purchase Agreement, the Senior Secured Note, the Security Agreement, the Stockholder Pledge and Security Agreement and the Intercreditor Agreement, copies of which are filed as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this report.

On May 29, 2007, SBE issued a press release announcing the execution of the amendment and the Note Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger and required stockholder approval, SBE intends to file with the Securities and Exchange Commission, or SEC, a proxy statement on Schedule 14A that will be mailed to the stockholders of SBE. INVESTORS AND SECURITY HOLDERS OF SBE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to the stockholders as of a record date to be established for voting on the proposed merger. Investors and security holders will be able to obtain free copies of the proxy statement, as well as other filed materials containing information about SBE, at www.sec.gov, the SEC’s website. Investors may also access the proxy statement and the other materials at www.sbei.com, or obtain copies of such material by request to SBE’s Corporate Secretary at: SBE, Inc., 4000 Executive Parkway, Suite 200, San Ramon, CA 94583.

SBE and its officers and directors may be deemed to have participated in the solicitation of proxies from SBE's stockholders in favor of the approval of the merger. Information concerning SBE's directors and executive officers is set forth in the publicly filed documents of SBE. Stockholders may obtain more detailed information regarding the direct and indirect interests of SBE and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated May 18, 2007, among SBE, Inc., Cold Winter Acquisition Corporation and Neonode Inc.

10.1	Note Purchase Agreement, dated May 18, between SBE, Inc. and Neonode Inc.

10.2	Promissory Note, dated May 18, 2007, issued to SBE, Inc.

10.3	Security Agreement, dated February 28, 2006, between Neonode Inc. and AIGH Investment Partners, LLC, as amended on November 20, 2006, January 22, 2007 and May 25, 2007

10.4	Stockholder Pledge and Security Agreement, dated February 28, 2006, between Neonode Inc. and AIGH Investment Partners, LLC, as amended on November 20, 2006, January 22, 2007 and May 25, 2007

10.5	Intercreditor Agreement, dated February 28, 2006, between Neonode Inc. and AIGH Investment Partners, LLC, as amended on November 20, 2006, January 22, 2007 and May 25, 2007

99.1	Press Release, dated May 29, 2007, entitled “SBE and Neonode Sign Amendment to Previously Announced Merger Agreement.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 29, 2007
SBE, Inc.

By:	/s/ David Brunton
David Brunton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated May 18, 2007, among SBE, Inc., Cold Winter Acquisition Corporation and Neonode Inc.

10.1	Note Purchase Agreement, dated May 18, between SBE, Inc. and Neonode Inc.

10.2	Promissory Note, dated May 18, 2007, issued to SBE, Inc.

10.3	Security Agreement, dated February 28, 2006, between Neonode Inc. and AIGH Investment Partners, LLC, as amended on November 20, 2006, January 22, 2007 and May 25, 2007

10.4	Stockholder Pledge and Security Agreement, dated February 28, 2006, between Neonode Inc. and AIGH Investment Partners, LLC, as amended on November 20, 2006, January 22, 2007 and May 25, 2007

10.5	Intercreditor Agreement, dated February 28, 2006, between Neonode Inc. and AIGH Investment Partners, LLC, as amended on November 20, 2006, January 22, 2007 and May 25, 2007

99.1	Press Release, dated May 29, 2007, entitled “SBE and Neonode Sign Amendment to Previously Announced Merger Agreement.”